UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 20, 2008

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
Idaho Power Company
Form 8-K

ITEM 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Long-Term Incentive Compensation

On February 21, 2008, the Compensation Committee (the "Committee") of the Boards of Directors of IDACORP, Inc. ("IDACORP") and Idaho Power Company ("IPC") made grants of IDACORP common stock subject to performance-based vesting conditions ("Performance Shares") under the IDACORP 2000 Long-Term Incentive and Compensation Plan (the "Plan"). The Boards of Directors of IDACORP and IPC (the "Board") approved the awards at their meeting also held on February 21, 2008.  On March 19, 2008, the Committee clarified that the peer group to be used for the awards was the utility companies in the S&P MidCap 400 Index at the end of the performance period.  The Committee also stated that this peer group would be used for the outstanding 2006 and 2007 Performance Share Awards (performance with two goals) as originally intended by the Committee.  The Board approved these actions at its meeting held on March 20, 2008.  The form of IDACORP 2000 Long-Term Incentive and Compensation Plan Performance Share Award Agreement (performance with two goals) (the "Award Agreement") is attached hereto as Exhibit 10.1.  Filed as Exhibit 10.2 and incorporated herein by reference is the IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan Performance Share Award Agreement (performance with two goals) NEO 2008 Award Opportunity Chart indicating the 2008 award opportunities for those executive officers who were named executive officers in the 2007 proxy statement for the Annual Meeting of Shareholders of IDACORP (the "NEOs").

The award of Performance Shares is subject to the attainment of performance goals established by the Committee for the period January 1, 2008 through December 31, 2010 (the "Performance Period"), at the threshold, target and maximum levels. The performance goals are a combination of: (i) cumulative earnings per share for the Performance Period, as reported on IDACORP's audited financial statements (weighted 50%) and (ii) IDACORP total shareholder return ("TSR") relative to a peer group for the Performance Period (weighted 50%).

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If cumulative earnings per share are earned at the threshold level, the payout percentage is 50% of the target; target level - 100%; and maximum - 150%. If TSR is at the 40th percentile, the payout percentage is 50% of the target; the 55th percentile - 100%; and the 75th percentile or higher - 150%. Vesting of the Performance Shares will occur as soon as administratively practicable in the calendar year following the Performance Period to the extent performance goals are met. Participants will receive a prorated number of shares if they retire, die or become disabled during the Performance Period, if the performance goals are met, based on the number of full months they were employed. Participants who terminate employment for other reasons will forfeit the Performance Shares. Participants are entitled to vote the Performance Shares during the Performance Period. Dividends are accrued throughout the Performance Period and are paid following the Performance Period only on those Performance Shares that are earned.

The Performance Shares are subject to forfeiture as provided in the Plan and the Award Agreement.  All performance shares for the 2005-2007 performance period were forfeited in February 2008 because IDACORP failed to meet the cumulative earnings per share goal.

ITEM 8.01      OTHER EVENTS

Fitch Ratings Revises Rating Outlook for IDACORP and IPC

On March 24, 2008, Fitch Ratings, Inc. ("Fitch") announced that it has revised its rating outlook to negative from stable for IDACORP, Inc. ("IDACORP") and Idaho Power Company ("IPC"), while affirming the existing ratings for both companies.  Fitch affirmed its BBB Issuer Default Rating ("IDR") on IDACORP and IPC, its F2 short-term IDR rating on IDACORP and IPC , its A- rating on IPC's senior secured debt, its BBB+ rating on IPC's senior unsecured debt and its F2 ratings on IDACORP's and IPC's commercial paper.

Fitch stated that the outlook revision primarily reflects weakening underlying credit metrics due to IPC's inability under its power cost adjustment mechanism to fully recover higher thermal generation production and purchase power costs in rates.  Fitch also cited below normal water conditions in six of the last seven years and the appearance that 2008 could extend that trend.  Fitch stated that this dynamic in concert with a relatively large capital investment program and timing differences between when those costs are incurred and reflected in rates appear likely to result in earnings, cash flow and credit metrics more consistent with low "BBB" creditworthiness.

The following outlines the former and current Fitch ratings of IPC's and IDACORP's securities:

	IPC		IDACORP
	Former	Current	Former	Current
Corporate Credit Rating	None	None	None	None
Senior Secured Debt	A-	A-	None	None
Senior Unsecured Debt	BBB+	BBB+	BBB	BBB
Short-Term Tax-Exempt Debt	None	None	None	None
Commercial Paper	F2	F2	F2	F2
Rating Outlook	Stable	Negative	Stable	Negative
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The following outlines the current Standard & Poor's Ratings Services ("Standard and Poor's"), Moody's Investors Service (Moody's) and Fitch ratings of IPC's and IDACORP's securities:

	Standard and Poor's		Moody's		Fitch
	IPC	IDACORP	IPC	IDACORP	IPC	IDACORP
Corporate Credit Rating	BBB	BBB	Baa1	Baa2	None	None
Senior Secured Debt	A-	None	A3	None	A-	None
Senior Unsecured Debt	BBB-	BBB-	Baa1	Baa2	BBB+	BBB
	(prelim)	(prelim)
Short-Term Tax-Exempt	BBB-/A-2	None	Baa1/	None	None	None
Debt			VMIG-2
Commercial Paper	A-2	A-2	P-2	P-2	F2	F2
Credit Facility	None	None	Baa1	Baa2	None	None
Rating Outlook	Stable	Stable	Stable	Stable	Negative	Negative

These security ratings reflect the views of the rating agencies.  An explanation of the significance of these ratings may be obtained from each rating agency. Such ratings are not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides that the circumstances warrant the change.  Each rating should be evaluated independently of any other rating.

Oregon Power Cost Adjustment Mechanism

On August 17, 2007, IPC filed an application with the Public Utility Commission of Oregon ("OPUC") requesting the approval of a power cost adjustment mechanism to allow IPC to recover excess net power supply costs or distribute benefits to its Oregon customers in a more timely fashion than through the existing deferral process.  IPC, the OPUC staff and the other parties to this proceeding (collectively, the "Parties") entered into a settlement stipulation on March 14, 2008.  The stipulation is subject to approval by the OPUC.

On March 24, 2008, IPC submitted testimony to the OPUC to revise its previous calculation of its April 2008 through March 2009 net power supply costs ("October Update") to conform to the methodology agreed to by the Parties in the stipulation.  IPC also submitted the second part of the mechanism ("March Forecast"), reflecting expected hydro conditions and forward prices for the April 2008 through March 2009 period.  The expected power supply costs of $150 million represent an increase of approximately $23 million over the October Update.

If approved, the power supply cost update submitted by IPC would result in a $4.8 million, or 15.69%, increase in Oregon revenues.  If the OPUC approves the stipulation, any changes in rates are not expected to be effective until June 2008.

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ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.
Number	Description
10.1	IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan Performance Share Award Agreement (performance with two goals), as amended March 20, 2008
10.2	IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan Performance Share Award Agreement (performance with two goals) NEO 2008 Award Opportunity Chart

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  March 26, 2008

IDACORP, Inc.

By:   /s/ Darrel T. Anderson

Darrel T. Anderson
Senior Vice President -
Administrative Services and
Chief Financial Officer

Idaho Power Company

By:   /s/ Darrel T. Anderson

Darrel T. Anderson
Senior Vice President -
Administrative Services and
Chief Financial Officer

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INDEX TO EXHIBITS

Number	Description
10.1	IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan Performance Share Award Agreement (performance with two goals), as amended March 20, 2008
10.2	IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan Performance Share Award Agreement (performance with two goals) NEO 2008 Award Opportunity Chart

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